Filed pursuant to Rule 497(e) and Rule 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Loomis Sayles Bond Fund

Supplement dated December 7, 2020 to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Loomis Sayles Bond Fund (the “Fund”), a series of AMG Funds III, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of March 1, 2021 (the “Implementation Date”), Daniel J. Fuss will take a significant step back from portfolio management and will no longer serve as a portfolio manager of the Fund. This is the latest phase of the Loomis, Sayles & Company, L.P. portfolio management team’s succession plan, which has been in place for more than 20 years. Effective as of the Implementation Date, Elaine M. Stokes, Matthew J. Eagan and Brian P. Kennedy will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, as of the Implementation Date, all references to and information relating to Mr. Fuss in the Summary Prospectus, Prospectus and SAI are deleted and all references to the portfolio managers of the Fund shall refer to Ms. Stokes and Messrs. Eagan and Kennedy.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE